UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2025

Logan Ridge Finance Corporation
(Exact name of Registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor
New York	,	New York	10022
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number, including area code): (212) 891-2880
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LRFC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.    Termination of a Material Definitive Agreement
Pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 29, 2025, by and among Logan Ridge Finance Corporation, a Maryland corporation (the “Company”), Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Portman Ridge Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of PTMN (“Merger Sub”), solely for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company and investment adviser to the Company (the “PTMN Adviser”), and solely for the limited purposes set forth therein, Mount Logan Management LLC, a Delaware limited liability company and investment adviser to the Company (the “Company Adviser”), immediately after the effective time of the First Merger (as defined below), the investment advisory agreement by and between the Company and the Company Adviser, was terminated.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On July 15, 2025, the Company, completed its previously announced merger with and into PTMN, pursuant to the Merger Agreement, Merger Sub was first merged with and into the Company, with the Company continuing as the surviving company (the “First Merger”), and, following the effectiveness of the First Merger, the Company was then merged with and into PTMN, with PTMN continuing as the surviving company (together with the First Merger, the “Mergers”).
In accordance with the terms of the Merger Agreement, at the effective time of the First Merger, each outstanding share of common stock, par value $0.01 per share, of the Company was converted into the right to receive 1.5 shares of common stock, par value $0.01 per share, of PTMN. As a result, PTMN issued an aggregate of approximately 4.0 million shares of its common stock to the Company’s former stockholders.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on February 4, 2025.
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing.
In connection with the closing of the transactions contemplated by the Merger Agreement, on July 15, 2025, the Company notified the NASDAQ Global Select Market (“NASDAQ”) of the consummation of the Mergers and requested that NASDAQ file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal of Listing and/or Registration to delist the shares of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. Trading of shares of the Company’s common stock on NASDAQ was halted immediately following the after-hours session at or around 7:50 p.m. on July 14, 2025 and was suspended effective July 16, 2025. The information contained in Item 2.01 is incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
The information required by Item 3.03 is contained in Item 2.01 and is incorporated herein by reference.
Item 5.01    Changes in Control of Registrant.
As a result of the First Merger, a change in control of the Company occurred. The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the terms of the Merger Agreement, as of the effective time of the First Merger, (i) each of the named officers and directors of the Company ceased to be named officers and directors of the Company and (ii) the director and officers of Merger Sub as of immediately prior to the effective time of the First Merger became the director and officers of the Company.

Item 8.01    Other Events.
On January 30, 2025, the Board of Directors of the Company declared a special distribution (the “Special Distribution”) for shares of its common stock in the amount of $0.38 per share of common stock. The Special Distribution is payable to stockholders of record as of July 14, 2025 and will be paid on or about July 22, 2025.
As previously announced, on June 17, 2025, the Company and the Company Adviser entered into a side letter agreement (the “Side Letter Agreement”). Pursuant to the terms of the Side Letter Agreement, and contingent upon the closing of the Mergers, the Company Adviser agreed to finance a pre-closing cash payment of $0.47 per share to Company shareholders of record as of May 6, 2025. This summary is not a complete description of all the terms and conditions of the Side Letter Agreement and is qualified in its entirety by reference to the full text of the Side Letter Agreement, a copy of which was filed by the Company as Exhibit 10.1 to its Current Report on Form 8-K, filed on June 17, 2025.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
2.1
Agreement and Plan of Merger, dated as of January 29, 2025, among Portman Ridge Finance Corporation, Logan Ridge Finance Corporation, Portman Ridge Merger Sub, Inc., Sierra Crest Investment Management LLC (for the limited purposes set forth therein) and Mount Logan Management LLC (for the limited purposes set forth therein) (incorporated by reference to Exhibit 2.1 to Logan Ridge Finance Corporation’s Current Report on Form 8-K filed on February 4, 2025).

10.1
Side Letter Agreement, by and between Logan Ridge Finance Corporation and Mount Logan Management LLC, dated as of June 17, 2025 (incorporated by reference to Exhibit 10.1 to Logan Ridge Finance Corporation’s Current Report on Form 8-K filed on June 17, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGAN RIDGE FINANCE CORPORATION

By:	/s/ Brandon Satoren
Name:	Brandon Satoren
Title:	Chief Financial Officer
Date: July 16, 2025